                                                                      Exhibit 10


NetScout Amendment #6                                              5 April 2001




                               AMENDMENT NO. 6 TO
                             PRIVATE LABEL AGREEMENT
                                       AND
                    PROJECT DEVELOPMENT AND LICENSE AGREEMENT
                                     BETWEEN
                               CISCO SYSTEMS, INC.
                                       AND
                             NETSCOUT SYSTEMS, INC.

         This Amendment No. 6 ("Amendment #6"), having an Effective Date of April 13, 2001, is made by and between Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134-1706, U.S.A. ("Cisco"), and NetScout Systems, Inc., (Formerly known as Frontier Software Development, Inc.) a Delaware corporation having its principal place of business at 4 Technology Park Drive, Westford, Massachusetts 01886 ("NetScout").

         WHEREAS, Cisco and NetScout entered into the Project Development and License Agreement on July 13, 1994 ("Software Agreement"), a Private Label Agreement on October 17, 1995 ("Hardware Agreement") and five amendments dated January 4, 1995 ("Amendment #1"), May 15, 1996 ("Amendment #2"), October 29, 1996 ("Amendment #3"), and Feb 23, 1998 ("Amendment #4"), and December 26, 1999 ("Amendment #5), collectively the "Agreement"; and

         WHEREAS, Cisco and NetScout desire to change and add certain terms to the Agreement as specified below.

         NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1.0      Definitions.

         All defined terms shall have the meaning as defined in the Agreement except that terms defined herein shall have the meaning as defined in this Amendment #6.

"Applications" shall mean, collectively, all NetScout RMON and other management and monitoring application programs shipped to Cisco as Products (see Section 1 of Amendment #2) under the Agreement, including but not limited to, TrafficDirector and TrafficScout. SwitchProbes, RMON Agents, and Embedded Agents are not considered Applications.

"NetScout Manager Plus" is equivalent to the current NetScout product that is offered by Cisco known as TrafficDirector, or TD.

"nGenius Real-Time Monitor or RTM" shall mean the bundle of NetScout products that includes the components: nGenius Server, nGenius Traffic Monitor, nGenius Packet Analyzer.

"nGenius Server and Traffic Monitor" was formerly known as TrafficScout

"LAN Management Solution or LMS" formerly known as CWSI LAN Bundle, or Campus bundle, shall mean a Cisco LAN management product that includes one or more Cisco LAN management applications, and specifically includes the NetScout nGenius Application or the Cisco version of NetScout Manager Plus Application known as TrafficDirector.

"Routed WAN Management Solution, or RWAN," formerly called WAN Bundle, shall mean a Cisco WAN (Wide Area Networking) management product that includes one or more Cisco WAN management applications, and specifically includes the NetScout nGenius Real-Time Monitor Application or the Cisco version of NetScout Manager Plus Application known as TrafficDirector.

NetScout Amendment #6                                              5 April 2001

[*] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

To be clear, the tables below are intended to add detail to the definitions. Translations from previously used product names:

      -------------------------------------------------------------------------------------------------
      NAME IN AMENDMENT #6                                EQUIVALENT NAME/MEANING IN CONTRACT
      -------------------------------------------------------------------------------------------------
      -  TrafficDirector or TD                            NetScout Manager Plus
      -------------------------------------------------------------------------------------------------
      -  nGenius Server and Traffic Monitor               TrafficScout
      -------------------------------------------------------------------------------------------------
      -  LAN Management Solution (LMS) for Windows NT     CWSI-LAN bundle
         and Solaris systems
      -  Campus bundle for AIX and HPUX systems
      -------------------------------------------------------------------------------------------------
      -  Routed WAN Management Solution (RWAN)            WAN bundle
      -------------------------------------------------------------------------------------------------

Cisco product bundles that contain NetScout products:

      -------------------------------------------------------------------------------------------------
      CURRENT CISCO BUNDLE                                CONTAINS CURRENT NETSCOUT PRODUCTS
      -------------------------------------------------------------------------------------------------
      -  LAN Management Solution (LMS) for Windows        NetScout Manager Plus
         NT/2000 and Solaris systems
      -  Routed WAN Management Solution (RWAN) for
         Windows NT/2000 and Solaris systems
      -  Campus bundle for AIX and HPUX systems
      -------------------------------------------------------------------------------------------------

Components of NetScout product bundles:

      -------------------------------------------------------------------------------------------------
      NETSCOUT BUNDLE NAME                                CONTAINS NETSCOUT PRODUCT(S)
      -------------------------------------------------------------------------------------------------
      NetScout Manager Plus                               Not offered in a bundle, only standalone
      -------------------------------------------------------------------------------------------------
      nGenius Real-Time Monitor                           nGenius Server
                                                          nGenius Traffic Monitor
                                                          nGenius Packet Analyzer
      -------------------------------------------------------------------------------------------------

"Effective Date" as used herein shall mean the Effective Date of this Amendment #6.

"First Customer Shipment (FCS)" shall mean first shipment for revenue of a new release of a product by Cisco per Cisco's then existing new product release process.

2.0 All terms in this Amendment #6 shall supercede any previous terms that may conflict with these.

3.0      Add NetScout nGenius Real Time Monitor (RTM)

         The Parties agree to add NetScout products to Cisco bundles. Cisco shall pay the royalties given in Section 4 of this Amendment for the right to distribute NetScout's nGenius Real-Time Monitor (RTM) in two (2) Cisco product bundles:

         (i) LAN Management Solution (LMS) for Windows NT/2000 and Solaris systems

         (ii) Routed WAN Management Solution for Windows NT/2000 and Solaris systems

4.0      Royalties Fees, Trigger Events, and Schedules

         Notwithstanding anything to the contrary in the Agreement, the royalty for each unit of the NetScout nGenius Real-Time Monitor (RTM) and TrafficDirector shipped for revenue by Cisco shall be as set forth below:

Cisco Systems Confidential Information                                   Page 2

NetScout Amendment #6                                              5 April 2001

[*] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LAN MANAGEMENT SOLUTION (LMS) FOR WINDOWS NT/2000 AND SOLARIS SYSTEMS
----------------------------------------------------------------------------------------------------
                                    TERMS                                        ROYALTY PER UNIT
----------------------------------------------------------------------------------------------------

Royalties for RTM (bundled inside) upon FCS(1):                                        [*]
----------------------------------------------------------------------------------------------------
RTM royalty will be [*] every [*] after FCS representing a [*] towards a [*].
----------------------------------------------------------------------------------------------------
Cisco is willing to [*] for each [*] that is mutually agreed to by both companies and is [*].(2)
----------------------------------------------------------------------------------------------------

ROUTED WAN MANAGEMENT SOLUTION (RWAN) FOR WINDOWS NT/2000 AND SOLARIS SYSTEMS
----------------------------------------------------------------------------------------------------
                                    TERMS                                        ROYALTY PER UNIT
----------------------------------------------------------------------------------------------------

Royalties for RTM (bundled inside) [*] at the [*] for [*]                               [*]
----------------------------------------------------------------------------------------------------
Cisco is willing to [*] for each [*] that is mutually agreed to by both companies and is [*].(2)
----------------------------------------------------------------------------------------------------

CAMPUS BUNDLE FOR AIX AND HPUX SYSTEMS
----------------------------------------------------------------------------------------------------
                                    TERMS                                        ROYALTY PER UNIT
----------------------------------------------------------------------------------------------------

Royalties for TrafficDirector (bundled inside) effective immediately                    [*]
----------------------------------------------------------------------------------------------------

5.0      Demonstrations, Not-For-Resale Evaluations

         NetScout nGenius Real-Time Monitor (RTM) and TrafficDirector shipped by Cisco for internal use, Not For Resale (NFR) kits, evaluations and demonstrations will be [*] and require [*] to be made to NetScout and [*].

6.0      Maintenance Fees

         The maintenance fee shall [*] for the [*] of the contract term, through October 31, 2002.

7.0      Cisco Continue to offer TrafficDirector

         For a [*] period commencing from Cisco's FCS, NetScout grants Cisco the right to ship TD to new RTM customers. Regardless of whether such customers elect to download [*], in such instances only, Cisco is obliged [*].

8.0 All other terms and conditions of the Agreement remain in full force and in effect except as modified herein by Amendment #6.


IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives effective as of the last date given below.

--------
(1) Cisco's RTM FCS date is anticipated to be May 2001.

(2) The definition and proposal for new products or enhancements to existing product that support Cisco's strategic initiatives (e.g. AVVID IP Telephony support, [*], etc.) will be [*]. Cisco agrees to update NetScout on new initiatives [*] its monitoring and management proposals for any such new initiative and [*] based on meeting content and time to market goals. Both parties re-acknowledge the clear understanding that Cisco [*] have strategic initiatives for which incentive-garnering functionality may be [*].


Cisco Systems Confidential Information                                   Page 3

NetScout Amendment #6                                              5 April 2001

[*] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


CISCO SYSTEMS, INC.                    NETSCOUT SYSTEMS, INC.


/s/ John McCormack                     /s/ Lisa Fiorentino
------------------------------         ----------------------------------------
Signature                              Signature


John McCormack                         Lisa Fiorentino
------------------------------         ----------------------------------------
Name                                   Name


Dir, Eng., EMBU                        Vice President, Finance & Administration
------------------------------         ----------------------------------------
Title                                  Title

4/19/01                                4/13/01
------------------------------         ----------------------------------------
Date                                   Date


Cisco Systems Confidential Information                                   Page 4